TOYOTA FINANCIAL SERVICES 1 Presentation Materials for Investors February 2021 Exhibit 99.1

TOYOTA FINANCIAL SERVICES 2 Disclaimer • This presentation includes certain “forward - looking statements” within the meaning of The U.S. Private Securities Litigation Reform Act of 1995. • These statements are based on current expectations and currently available information. • Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation. • We do not undertake to update the forward - looking statements to reflect actual results or changes in the factors affecting the forward - looking statements. • This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus and related documentation. • Investors and others should note that we announce material financial information using the investor relations section of our corporate website ( http://www.toyotafinancial.com ) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed ( http://www.twitter.com/toyotafinancial ). We may update our social media channels from time to time on the investor relations section of our corporate website.

Disclaimer

- This presentation includes certain "forward-looking statements" within the meaning of The U.S. Private Securities Litigation Reform Act of 1995.
- These statements are based on current expectations and currently available information.
- Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation ("TMCC").
- We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.
- This presentation does not constitute or form part of and should not be construed as, an offer to sell or issue or the solicitation of an offer to purchase or subscribe for securities of TMCC in any jurisdiction or an inducement to enter into investment activity in any jurisdiction. Neither this presentation nor any part thereof, nor the fact of its distribution, shall form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. Any offer or sale of securities by TMCC will be made only by means of a prospectus and related documentation.
- Investors and prospective investors in securities of TMCC are required to make their own independent investigation and appraisal of the business and financial condition of TMCC and the nature of its securities. This presentation does not constitute a recommendation regarding securities of TMCC. Any prospective purchaser of securities in TMCC is recommended to seek its own independent financial advice.
- This presentation and its contents are directed only at and may only be communicated to (a) persons in member states of the European Economic Area who are "qualified investors" within the meaning of Article 2(e) of the Prospectus Regulation (EU) 2017/1129 (the "Prospectus Regulation") and (b) persons in the United Kingdom who are "qualified investors" within the meaning of Article 2(e) of the Prospectus Regulation as it forms part of United Kingdom domestic law by virtue of the European Union (Withdrawal) Act 2018 who are (i) persons who have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the "Order"), or (ii) high net worth entities and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order, or (iii) other persons to whom it may otherwise lawfully be communicated (all such persons in (a) through (b) are collectively referred to as "Relevant Persons"). This presentation must not be acted or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this presentation relates is available only to Relevant Persons and will be engaged in only with Relevant Persons.
- This presentation is an advertisement and not a prospectus and investors should not subscribe for or purchase any securities of TMCC referred to in this presentation or otherwise except on the basis of information in the Euro Medium Term Note Programme base prospectus of Toyota Motor Finance (Netherlands) B.V., Toyota Credit Canada Inc., Toyota Finance Australia Limited and Toyota Motor Credit Corporation dated 18 September 2020 as supplemented from time to time (together, the "Prospectus") together with the applicable final terms which are or will be, as applicable, available on the website of the London Stock Exchange plc at www.londonstockexchange.com/exchange/news/market-news/marketnewshome.html. Investors should read the Prospectus before making an investment decision in order to fully understand the potential risks and rewards associated with the decision to invest in any securities of Toyota Motor Credit Corporation issued under the Euro Medium Term Note Programme. Approval of the Prospectus by the Central Bank of Ireland should not be understood as an endorsement of securities issued under the Euro Medium Term Note Programme.
- Investors and others should note that we announce material financial information using the investor relations section of our corporate website (http://www.toyotafinancial.com) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed (http://www.twitter.com/toyotafinancial). We may update our social media channels from time to time on the investor relations section of our corporate website.

TOYOTA FINANCIAL SERVICES 3

TOYOTA FINANCIAL SERVICES 4 Toyota’s Global Business Markets vehicles in approximately 200 countries and regions 50 overseas manufacturing organizations in 27 countries and regions besides Japan AUTOMOTIVE Design, Manufacturing, Distribution Consumer Financing Dealer Support & Financing Banking Securities Services Ancillary Products & Services OTHER BUSINESSES Housing Marine Telecommunications e - Business Intelligent Transport Services Biotechnology & Afforestation

TMC Financial Highlights

Net Revenues



Nine Months Ended, Dec 31
¥22,475.5
¥22,967.2
¥19,525.2
2018
2019
2020

Operating Income



Nine Months Ended, Dec 31
¥1,937.9
¥2,039.3
¥1,507.9
2018
2019
2020

Net Income(1)



Nine Months Ended, Dec 31
¥1,423.3
¥1,708.8
¥1,468.0
2018
2019
2020

Total Liquid Assets(2)



As of Dec 31
¥9,198.8
¥9,103.2
¥10,621.2
2018
2019
2020

Capital Expenditures



¥1,465.8
¥1,372.3
¥1,350.0
FY19
FY20
FY21 Est.

R&D Expenditures



¥1,048.8
¥1,110.3
¥1,100.0
FY19
FY20
FY21 Est.

¥ in billions

TMC has adopted International Financial Reporting Standards (IFRS) beginning from the first quarter of the fiscal year ending March 2021

(1) Net Income attributable to TMC

(2)Cash and cash equivalents, time deposits, marketable debt securities and its investment in monetary trust funds, excluding in each case those relating to financial services

Source: *TMC Q3 FY2020 Financial Summary; TMC FY2020 Financial Summary, TMC Q3 FY2021 Financial Summary*

TOYOTA FINANCIAL SERVICES 5

TOYOTA FINANCIAL SERVICES 6 Toyota USA Operations by the Numbers 1 All data as of December 2019, except where noted. 2 Toyota vehicles and components assembled using U.S. and globally sourced parts. 3 Parts, materials and components (CY2019). Goods and Services (CY 2019). 4 As of December 31, 2019. 5 Based on Toyota data. Includes direct and dealer employees. 6 Including our joint venture plant in Alabama. 7 Includes U.S. (not HI) and Puerto Rico. 8 Global estimate based on FY18 projections of Toyota Motor Corporation. 9 As of CY 2019. 10 2015 Center for Automotive Research Study. Includes direct, dealer and supplier employees and jobs created through their spending. Source: Toyota USA website

TOYOTA FINANCIAL SERVICES 7 Toyota Operations Across the US Source: Toyota USA website

TOYOTA FINANCIAL SERVICES 8 Toyota Motor North America, Inc. $28.4B+ Direct investment in the U.S. as of June 30, 2020 30M+ Vehicles assembled in US since 1986 with over 60 years of US presence $1.3B 2017 five - year planned investment in U.S. manufacturing, R&D, and operations achieved one year earlier than anticipated 16% TMNA sales came from alternative power vehicles in CY2020 40%+ Share of the total alternative fuel vehicle market ~70% New vehicles will be electrified in some form by 2030 Source: Toyota Motor North America, Inc. Reports

TOYOTA FINANCIAL SERVICES 9 Toyota and Lexus 3 rd Party Accolades Quality, dependability, safety and product appeal remain high as reflected by numerous 3 rd party accolades 2020 Fortune Toyota ranked one of the “World’s Most Admired Companies” and named the No. 1 Motor Vehicle company (6 th year running) 2021 IIHS Top Safety Pick Awards 7 qualifying Toyota models (2 pick+) 3 qualifying Lexus models (2 pick+) 2019 Edmunds Buyers Most Wanted Toyota Highlander, Toyota Tacoma, Lexus ES 350, Lexus RX 350 2020 J.D. Power and Associates Vehicle Dependability Survey Toyota Motor Corporation received the most segment awards in the survey 2020 Kelley Blue Book Most Awarded Brands No. 1 on Kelley Blue Book’s 10 most Awarded Brands 2020 MY NHTSA 5 - Star Overall Rating 22 Toyota models 13 Lexus models 2021 U.S. News Best Cars for the Money Toyota RAV4 Hybrid, Toyota Corolla Hybrid, Toyota Camry Toyota Avalon 2020 Kelley Blue Book Resale Value Toyota/Lexus vehicles received best resale value in 9 out of 24 vehicle categories July 2020 IIHS Used Vehicle List Best Choices for Teens 5 Toyota vehicles 2019 Consumer Reports Lexus & Toyota No. 1 and No. 3 brands in brand reliability 2020 Interbrand Best Global Brands Toyota named world’s most valuable automotive brand 2020 U.S. News Best Cars for Families RAV4, Highlander Hybrid, Camry, Avalon and Avalon Hybrid

TOYOTA FINANCIAL SERVICES 10 Toyota and Lexus Vehicle Highlights RAV4 (Hybrid/Prime) Sienna (Hybrid) Tacoma Camry (Hybrid/AWD) IS Venza (Hybrid)

TOYOTA FINANCIAL SERVICES 11 Toyota CASE Technologies TRI - P4 e - Palette Fuel Cell and Battery Electric Connected Autonomous Shared Electric

TOYOTA FINANCIAL SERVICES 12 Toyota Financial Services

TFS Group Global Presence



Finland
Sweden
Norway
Russia
Netherlands
Denmark
Poland
UK
Czech
Ireland
German
Slovakia
France
Hungary
Portugal
Spain
Italy
Kazakhstan
CHINA REGION
Chin a
Kore a
JAPAN REGION
Japa n
Taiwa n
Philippines
India
Thailand
Vietna m
Malaysi a
Indonesia
ASIA/PACIFIC REGION
EUROPE/AFRICA REGION
South Africa
Australia
New Zealand
AMERICAS OCEANIA REGION
Canad a
U.S.A.
Mexic o
Puerto Rico
Venezuel a
Brazil
Argentin a

TOYOTA FINANCIAL SERVICES 13

TOYOTA FINANCIAL SERVICES 14 Toyota Motor Credit Corp (TMCC) Toyota Motor Corporation (TMC) Toyota Financial Services Corporation (TFSC) Toyota Motor Credit Corporation (TMCC) • Over 4.5 million active finance contracts (1) • A+/A1/A+ (2) rated captive finance company by S&P/Moody’s/Fitch • Credit support agreement structure with TFSC/TMC (3) (1) As of December 2020. Source : Company Reports (2) S&P and Moody’s Outlook Negative. Fitch Outlook Stable (3) The Credit Support Agreements do not apply to securitization transactions

TMCC Products and Services



8%
3%
$9.54B
FYTD 2021 Revenue
89%

- Dealer Financing
  - Wholesale
  - Real Estate
  - Working Capital
  - Revolving Credit Lines
- Insurance Products
  - Service Agreements
  - Prepaid Maintenance
  - Guaranteed Auto Protection
  - Excess Wear & Use
  - Tire & Wheel
  - Key Replacement Protection
  - Used Vehicle Limited Warranty
- Consumer Financing
  - Retail
  - Lease

TMCC has adopted Accounting Standard Update "ASU" 2016-13 effective starting April 1, 2020
Source: TMCC December 31, 2020 10-Q. Reflects Operating Lease and Retail Financing revenues; Dealer Financing revenues; and Insurance earned premiums and contract revenues for the nine months ended December 31, 2020

TOYOTA FINANCIAL SERVICES 15

TOYOTA FINANCIAL SERVICES 16 Extensive Field Organization TFS HQ Customer Service Center (CSC) Plano, TX Phoenix, AZ Cedar Rapids, IA Baltimore, MD Atlanta, GA Henderson, NV Dealer Service Center (DSC) Toyota Financial Savings Bank • Centralized servicing and collections • Currently centralizing dealer and field support (1) (1) We are currently in the process of consolidating our field operations locations into three new regional dealer service ce nte rs (“DSCs”) located in Chandler, Arizona, Plano, Texas, and Alpharetta, Georgia, as shown above. The consolidation of field operations is expected to be complete by the end of fiscal year 2021. The dealer lending function is now centralized at the D SC located in Plano, Texas.

TOYOTA FINANCIAL SERVICES 17 TMCC Earning Asset Composition $ in billions TMCC has adopted Accounting Standard Update “ASU” 2016 - 13 effective starting April 1, 2020 Source: TMCC March 31, 2017 10 - K, March 31, 2019 10 - K, March 31, 2020 10 - K, & December 31, 2020 10 - Q 38.1 38.7 37.9 36.4 36.3 50.7 52.3 53.0 56.4 63.7 17.8 17.3 17.5 17.6 15.1 $106.6 $108.3 $108.4 $110.4 $115.1 Mar-17 Mar-18 Mar-19 Mar-20 Dec-20 Total Managed Assets Lease Retail Wholesale 37.8 40.4 41.9 44.0 44.4 12.9 11.9 11.1 12.4 19.3 $50.7 $52.3 $53.0 $56.4 $63.7 Mar-17 Mar-18 Mar-19 Mar-20 Dec-20 % Unencumbered 75% 77% 79% 78% 70% Total $50.700 $52.300 $53.000 $56.400 $63.700 Sold Retail $12.9 $11.9 $11.1 $12.4 $19.3 Retail $37.8 $40.4 $41.9 $44.0 $44.4 Axis Title Retail Assets Sold Retail Retail 33.2 33.0 32.6 30.8 30.0 4.9 5.7 5.3 5.6 6.3 $38.1 $38.7 $37.9 $36.4 $36.3 Mar-17 Mar-18 Mar-19 Mar-20 Dec-20 % Unencumbered 87% 85% 86% 85% 83% Total $38.100 $38.700 $37.900 $36.400 $36.300 Sold Lease $4.9 $5.7 $5.3 $5.6 $6.3 Lease $33.2 $33.0 $32.6 $30.8 $30.0 Lease Assets Sold Lease Lease

TMCC Financial Performance

Total Financing Revenues



Nine Months Ended, Dec 31
$8,694
$9,025
$8,821
2018
2019
2020

Net Revenues



Nine Months Ended, Dec 31
$2,306
$3,004
$3,962
2018
2019
2020

Net Income



Nine Months Ended, Dec 31
$500
$999
$1,697
2018
2019
2020

60+ Days Delinquent(1)

As of Dec 31



Retail
Lease
0.41%
0.33%
0.49%
0.32%
0.38%
0.30%
2018
2019
2020

Allowance for Credit Losses(1)(2)



As of Dec 31
0.55%
0.53%
1.50%
2018
2019
2020

Net Credit Losses(1)(3)



Nine Months Ended, Dec 31
0.33%
0.42%
0.32%
2018
2019
2020

$ in millions

TMCC has adopted Accounting Standard Update "ASU" 2016-13 effective starting April 1, 2020

(1) 60+ Days Delinquent, Allowance for Credit Losses, and Net Credit Losses: percentage of gross earning assets

(2) Allowance for Credit Losses: the quotient of allowance for credit losses divided by the sum of gross finance receivables (finance receivables before allowance for credit losses) plus gross investments in operating leases (investments in operating leases before allowance for credit losses). Starting April 1, 2020, quotient for credit losses divided by sum of gross finance receivables (finance receivables before allowance for credit losses)

(3) Net Credit Losses: results are annualized and for Finance Receivables only

Source: TMCC March 31, 2019 10-K; March 31, 2020 10-K, & December 31, 2020 10-Q

TOYOTA FINANCIAL SERVICES 18

TOYOTA FINANCIAL SERVICES 19 TMCC Funding Programs

TMCC Funding Program Overview

Highly Liquid and Well Diversified

P-1 | A-1+ | F-1

Direct Issue
Commercial Paper Program

$22.3B

Undrawn Committed Bank
Credit Facilities[1]

$13B

Average Liquidity Portfolio
Balance for FY21Q3

$70B +

Readily Salable
Retail Loans and Leases

EUR
NZD JPY
USD
GBP AUD

Global Issuance Capacity

Intercompany Lending
Infrastructure

Investor Focused

Long-Term Perspective

Best-in-Class Execution

Responsive

Flexible

Innovative

Diversity & Inclusion


GREEN BACKED


November 2017
Toyota Motor Credit Corporation
€600mn 0.00% Green Notes due 2021
€600mn 0.625% Notes due 2024
ING
UniCredit
TOYOTA

Green Bonds

Source: TMCC December 31, 2020 10-Q and Company Reports
(1) As of December 31, 2020, includes $2.9B of available credit in a revolving asset-backed facility

TOYOTA FINANCIAL SERVICES 20

TOYOTA FINANCIAL SERVICES 21 Commercial Paper Highlights P – 1 | A – 1 + | F1 Moody’s S&P Fitch Highest Short - Term Ratings TCCI TFA TMCC TMFNL TCPR Five Distinct Programs $15.0B | $4.4B Syndicated Other Backed by $19.4B of Committed Bank Credit (1) $20.6B Average Outstanding Balance TMCC and TCPR during FY21Q3 700+ Investors State and Local, Corporates, Pension Funds, Asset Managers, Financial Institutions DOCP <GO> Rates Posted Daily on Bloomberg Source : TMCC December 31, 2020 10 - Q and Company Reports (1) As of December 31, 2020

TOYOTA FINANCIAL SERVICES 22 TMCC FYTD 2021 Funding Overview As of February 9,2021 (1) Net of retained (2) Funding from asset - backed loans and ABCP Conduits Figures may not add up to 100% due to rounding ABS , 41% Global , 36% Other , 13% MTN , 9% Uridashi , 2% $44.9B Term Debt Funded FYTD 2021 $26.6B $7.4B $10.9B Unsecured Public and 144A ABS (1) Private ABS (2)

TOYOTA FINANCIAL SERVICES 23 Diversification in Debt Offerings As of February 9,2021 $ in millions Global MTN , $37,635 Public / Private ABS , $23,346 EMTN / Eurobonds , $17,148 Other , $7,600 MTN , $5,529 By Deal Type USD , 78,835 EUR , 6,839 AUD , 3,266 GBP , 1,948 Other , 371 By Currency

TOYOTA FINANCIAL SERVICES 24 Funding Flexibility and Responsiveness (1) Unsecured U.S. MTN issuances, excluding Structured Notes and Retail Notes Percentages may not add to 100% due to rounding Source: Company Reports 45% 37% 49% 73% 42% 44% 51% 38% 19% 50% 11% 12% 13% 8% 8% FY17 FY18 FY19 FY20 FYTD21 Diversification Across the USD Curve (1) <=2yrs 3-5yrs 7-10yrs

TOYOTA FINANCIAL SERVICES 25 TMCC Retail Loan Collateral & ABS Transactions

TOYOTA FINANCIAL SERVICES 26 Credit Decisioning & Collections Disciplined Underwriting Consistent and conservative underwriting standards designed to limit delinquencies and credit losses • Key mission is to support Toyota and Lexus brand and vehicle sales • Continued focus on prime originations • Proprietary credit scores that leverage TMCC’s extensive origination history • Regular statistical validations of predictive power Servicing Optimization Optimization of collections strategy and staff supports loss mitigation while enabling portfolio growth • Emphasis on early intervention • Reinforcement of strong compliance management system • Focus on analytics and technology to prioritize high risk accounts and manage loss severities

TOYOTA FINANCIAL SERVICES 27 Cumulative Net Losses by Vintage Source: Company Reports as of December 31, 2020 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 1 5 9 13 17 21 25 29 33 37 41 45 49 53 57 61 65 69 73 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2015 2007 2008

TOYOTA FINANCIAL SERVICES 28 Retail Managed Portfolio Performance Source: Company Reports as of December 31, 2020 $56 $53 $53 $51 $50 $50 $49 FY20 FY19 FY18 FY17 FY16 FY15 FY14 Receivables Principal Balance ($B) $57 $62 Dec 2019 Dec 2020 3.14 3.10 3.16 3.18 3.16 3.21 3.22 FY20 FY19 FY18 FY17 FY16 FY15 FY14 Contracts Outstanding (#M) 3.16 3.22 Dec 2019 Dec 2020 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% FY20 FY19 FY18 FY17 FY16 FY15 FY14 0.64% 0.60% 0.63% 0.48% 0.54% 0.41% Dec 2019 Dec 2020 Dec 2019 Dec 2020 Dec 2019 Dec 2020% 60+D Past Due Gross Charge Offs Net Losses Performance by Principal Balance Outstanding 0.0% 0.5% 1.0% 1.5% 2.0% FY20 FY19 FY18 FY17 FY16 FY15 FY14 0.77% 0.72% 1.08% 0.85% Dec 2019 Dec 2020 Dec 2019 Dec 2020% 60+D Past Due % Repossessed Performance by Contracts Outstanding

TOYOTA FINANCIAL SERVICES 29 Origination Characteristics *Percentages may not sum to 100% due to rounding. Source: Company Reports as of December 31, 2020 46% 42% 35% 18% 25% 24% 25% 20% 23% 23% 30% 32% 45% 60% 52% CY16 CY17 CY18 CY19 CY20 APR Distribution* <2.0% 2.0%-3.99% >=4.0% 726 734 735 740 731 CY16 CY17 CY18 CY19 CY20 Weighted Average FICO 66 69 68 69 70 CY16 CY17 CY18 CY19 CY20 Weighted Average Original Term 26% 23% 23% 27% 32% 74% 77% 77% 73% 68% CY16 CY17 CY18 CY19 CY20 New vs Used Used New

TOYOTA FINANCIAL SERVICES 30 TAOT Deal Characteristics *Percentages may not sum to 100% due to rounding. Source: Company Reports as of December 31, 2020 748 769 2010-A 2021-A Weighted Average FICO $12,659 $20,263 2010-A 2021-A Average Principal Balance 62 65 40 51 22 14 2010-A 2021-A Original Term Remaining Term Seasoning Weighted Avg Orig and Rem Term (months) 59% 33% 41% 67% 2010-A 2021-A Sedans and Vans Trucks and SUVs Receivables by Vehicle Type (%)*

TAOT Cumulative Net Losses

2010, 2011, 2012 Series


TAOT 2010-A
TAOT 2010-B
TAOT 2010-C
TAOT 2011-A
TAOT 2011-B
TAOT 2012-A
TAOT 2012-B
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
1 5 9 13 17 21 25 29 33 37 41 45 49

2013, 2014, 2015 Series


TAOT 2013-A
TAOT 2013-B
TAOT 2014-A
TAOT 2014-B
TAOT 2014-C
TAOT 2015-A
TAOT 2015-B
TAOT 2015-C
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
1 5 9 13 17 21 25 29 33 37 41 45 49

2016, 2017, 2018 Series


TAOT 2016-A
TAOT 2016-B
TAOT 2016-C
TAOT 2016-D
TAOT 2017-A
TAOT 2017-B
TAOT 2017-C
TAOT 2017-D
TAOT 2018-A
TAOT 2018-B
TAOT 2018-C
TAOT 2018-D
0.7%
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
1 5 9 13 17 21 25 29 33 37 41 45 49

2019 and 2020 Series


TAOT 2019-A
TAOT 2019-B
TAOT 2019-C
TAOT 2019-D
TAOT 2020-A
TAOT 2020-B
TAOT 2020-C
TAOT 2020-D
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
1 5 9 13 17 21 25 29 33 37 41 45 49

Source: *Company Reports as of January 15, 2021 payment date*

TOYOTA FINANCIAL SERVICES 31

TOYOTA FINANCIAL SERVICES 32 TALNT Performance Source: Company Reports as of January 25, 2021 payment date 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 1 4 7 10 13 16 19 22 25 3mo Average 60+ Days Delinquencies Metric (%) Amoritziation Event TALNT2019-1 3.95% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 1 4 7 10 13 16 19 22 25 Annualized 3mo Average Net Credit Loss Metric (%) O/C Step-Up Amoritziation Event TALNT2019-1 3.00% 1.50% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 1 4 7 10 13 16 19 22 25 Annualized 3mo Average Net Credit Loss Metric (%) O/C Step-Up Amoritziation Event TALNT2020-1 3.30% 1.70% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 1 4 7 10 13 16 19 22 25 3mo Average 60+ Days Delinquencies Metric (%) Amoritziation Event TALNT2020-1 4.65%

TOYOTA FINANCIAL SERVICES 33 Appendix

TOYOTA FINANCIAL SERVICES 34 TMC Consolidated Financials TMC has adopted International Financial Reporting Standards (IFRS) beginning from the first quarter of the fiscal year ending Ma rch 2021. The Consolidated Balance Sheet information is presented in accordance with IFRS for all periods. Source : TMC FY2020 Financial Summary and TMC Q3 FY2021 Financial Summary Consolidated Income Statement Fiscal Year Ended March 31, Nine Months Ended (JPY millions) 2019 2020 December 31, 2020 Net Revenues 30,225,681 29,929,992 19,525,255 Operating Income 2,467,545 2,442,869 1,507,922 Net Income attributable to TMC 1,882,873 2,076,183 1,468,064 Consolidated Balance Sheet As of As of (JPY millions) April 1, 2019 March 31, 2020 December 31, 2020 Current assets 19,178,450 18,963,320 21,676,792 Non - current assets 34,237,955 35,009,043 36,333,523 Total Assets 53,416,405 53,972,363 58,010,315 Liabilities 32,761,195 32,633,351 35,377,237 Shareholders' equity 20,655,210 21,339,012 22,633,078 Total Liabilities & Shareholders' Equity 53,416,405 53,972,363 58,010,315

TOYOTA FINANCIAL SERVICES 35 TMCC Financial Performance TMCC has adopted Accounting Standard Update “ASU” 2016 - 13 effective starting April 1, 2020 (1) Percentage of gross earning assets (2) The quotient of allowance for credit losses divided by the sum of gross finance receivables (finance receivables before allow anc e for credit losses) plus gross investments in operating leases (investments in operating leases before allowance for credit los ses) Source: TMCC March 31, 2020 10 - K & December 31, 2020 10 - Q Consolidated Income Statement Fiscal Year Ended March 31, Nine Months Ended (USD millions) 2019 2020 December 31, 2020 Total Financing Revenues 11,640 12,029 8,821 less: Interest Expense and Depreciation 9,656 9,654 6,018 add: Other Income 1,196 1,255 1,159 Net Financing Revenues 3,180 3,630 3,962 Net Income 795 913 1,697 Credit Performance As of March 31, As of 2019 2020 December 31, 2020 Over 60 Days Delinquent (1) 0.31% 0.39% 0.38% Allowance for Credit Losses (1) (2) 0.55% 0.73% 1.50% Fiscal Year Ended March 31, Nine Months Ended 2019 2020 December 31, 2020 Net Credit Losses (1) 0.34% 0.34% 0.32%

TOYOTA FINANCIAL SERVICES 36 Credit Support Agreement TFSC Credit Support Agreement Securities (1) issued by TMCC (and various other TFSC subsidiaries) have the benefit of a credit support agreement with TFSC • TFSC will own 100% of TMCC • TFSC will cause TMCC to maintain a tangible net worth of at least $100,000 as long as covered securities are outstanding • If TMCC determines it will be unable to meet its payment obligations on any securities, TFSC will make sufficient funds available to TMCC to ensure that all such payment obligations are paid as due • Agreement cannot be terminated until (1) repayment of all outstanding securities or (2) each rating agency requested by Toyota to provide a rating has confirmed no change in rating of all such securities TMC Credit Support Agreement TFSC in turn has the benefit of a credit support agreement with TMC • Same key features as TFSC/TMCC credit support agreement • TMC will cause TFSC to maintain a tangible net worth of at least JPY10mm as long as covered securities are outstanding TFSC’s and/or TMC's credit support obligations will rank pari passu with all other senior unsecured debt obligations (1) “Securities” defined as outstanding bonds, debentures, notes and other investment securities and commercial paper, but does not include asset - backed securities issued by TMCC’s securitization trusts.

Origination Profile

TMCC Retail Auto Loan Originations Original Summary Characteristics by Vintage Origination Year:	2016	2017	2018	2019	2020
Number of Pool Assets	883,424	882,329	847,020	948,970	1,007,542
Original Pool Balance	$23,944,624,507	$24,699,290,739	$24,306,812,650	$27,579,012,944	$30,738,117,735
Average Initial Loan Balance	$27,104	$27,993	$28,697	$29,062	$30,508
Weighted Average Interest Rate	3.24%	3.22%	4.09%	5.02%	4.48%
Weighted Average Original Term	66 Months	69 Months	68 Months	69 Months	70 Months
Weighted Average FICO	726	734	735	740	731
Minimum FICO	383	383	395	382	376
Maximum FICO	900	900	900	900	900
Geographic Distribution of Receivables representing the 5 states with the greatest aggregate original principal balance:					
State 1	CA - 21.4%	CA - 23.3%	CA - 23.5%	CA - 21.3%	CA - 22.0%
State 2	TX - 15.5%	TX - 14.4%	TX - 15.0%	TX - 15.2%	TX - 15.0%
State 3	NY - 4.8%	NY - 4.2%	IL - 4.0%	VA - 4.5%	VA - 4.6%
State 4	NJ - 4.0%	PA - 3.8%	PA - 3.7%	NY- 4.0%	NY - 4.1%
State 5	IL - 3.8%	NJ - 3.7%	NY- 3.7%	PA - 3.9%	PA - 4.0%
Distribution of Receivables by Contract Rate:[1]					
Less than 2.0%	46.0%	42.4%	34.9%	17.6%	24.6%
2.0% - 3.99%	23.7%	25.3%	19.7%	22.6%	23.1%
4.0% - 5.99%	13.6%	17.0%	21.1%	31.1%	27.2%
6.0% - 7.99%	7.6%	6.7%	12.6%	15.3%	12.6%
8.0% - 9.99%	4.2%	3.7%	5.1%	6.0%	5.1%
10.0% - 11.99%	2.3%	2.2%	2.6%	2.8%	2.6%
12.0% - 13.99%	1.2%	1.2%	1.5%	1.8%	1.6%
14.0% - 15.99%	0.7%	0.7%	0.9%	1.0%	1.2%
16.0% and greater	0.7%	0.8%	1.6%	1.8%	2.0%
Total	100.00%	100.00%	100.00%	100.00%	100.00%
Share of Original Assets:					
Percentage of Non-Toyota/Non-Lexus	3.3%	3.0%	3.3%	3.6%	5.9%
Percentage of 75+ Month Term	13.4%	15.2%	15.4%	23.0%	28.0%
Percentage of Used Vehicles	25.7%	23.0%	23.0%	26.9%	31.6%

(1) Percentages may not add to 100.0% due to rounding.

Source: Company Reports as of December 31, 2020

TOYOTA FINANCIAL SERVICES 37

TOYOTA FINANCIAL SERVICES 38 Managed Portfolio Performance (1) The historical delinquency data reported in this table includes all retail vehicle installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMC C. (2) Number of contracts outstanding at end of period. (3) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to be pas t due if less than 90% of such payment is made. TMCC Retail Loan Delinquency Experience (1) At December 31, At March 31, 2020 2019 2020 2019 2018 2017 2016 Outstanding Contracts (2) 3,215,719 3,156,567 3,142,143 3,097,464 3,158,375 3,181,143 3,163,189 Number of Accounts Past Due in the following categories 30 - 59 days 40,331 48,914 40,205 38,498 37,044 36,396 35,795 60 - 89 days 11,472 13,096 11,604 9,576 9,464 8,018 7,822 Over 89 days 11,705 11,340 12,219 8,240 8,063 7,633 6,776 Delinquencies as a Percentage of Contracts Outstanding (3) 30 - 59 days 1.25% 1.55% 1.28% 1.24% 1.17% 1.14% 1.13% 60 - 89 days 0.36% 0.41% 0.37% 0.31% 0.30% 0.25% 0.25% Over 89 days 0.36% 0.36% 0.39% 0.27% 0.26% 0.24% 0.21%

Performance - Retail Loan

TMCC Managed Portfolio Net Loss and Reposession Experience (dollars in thousands)[1]

	For the Nine Months Ended December 31,		For the Fiscal Years Ended March 31,				
	2020	2019	2020	2019	2018	2017	2016
Principal Balance Outstanding [2]	$61,570,923 (9)	$56,579,394	$56,265,888	$53,236,380	$52,760,041	$50,759,341	$49,716,914
Average Principal Balance Outstanding [3]	$58,918,406	$54,907,887	$54,751,134	$52,998,211	$51,759,691	$50,238,127	$49,681,134
Number of Contracts Outstanding	3,215,719	3,156,567	3,142,143	3,097,464	3,158,375	3,181,143	3,163,189
Average Number of Contracts Outstanding [3]	3,178,931	3,127,016	3,119,804	3,127,920	3,169,759	3,172,166	3,186,531
Number of Repossessions [4]	20,516	25,618 (10)	34,899	35,694	38,580	45,883	37,741
Number of Repossessions as a Percent of the Number of Contracts Outstanding	0.85%(7)	1.08%(7)	1.11%	1.15%	1.22%	1.44%	1.19%
Number of Repossessions as a Percent of the Average Number of Contracts Outstanding	0.86%(7)	1.09%(7)	1.12%	1.14%	1.22%	1.45%	1.18%
Gross Charge-Offs [5][8]	$223,931	$265,809	$352,213	$323,962	$351,634	$395,109	$322,814
Recoveries [6]	$32,370	$38,476	$49,191	$48,871	$49,567	$49,474	$47,966
Net Losses	$191,561	$227,333	$303,022	$275,091	$302,067	$345,635	$274,848
Net Losses as a Percentage of Principal Balance Outstanding	0.41%(7)	0.54%(7)	0.54%	0.52%	0.57%	0.68%	0.55%
Net Losses as a Percentage of Average Principal Balance Outstanding	0.43%(7)	0.55%(7)	0.55%	0.52%	0.58%	0.69%	0.55%

(1) The net loss and repossession data reported in this table includes all retail installments sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC.
(2) Principal Balance Outstanding includes payoff amount for simple interest contracts and net principal balance for actuarial contracts. Actuarial contracts do not comprise any of the Receivables
(3) Average of the principal balance or number of contracts outstanding as of the beginning and end of the indicated periods.
(4) Includes bankrupt repossessions but excludes bankruptcies.
(5) Amount charged off is the principal balance, including earned but not yet received finance charges, repossession expenses and unpaid extension fees, less any proceeds from the liquidation of the related vehicle. Also includes dealer reserve charge-offs.
(6) Includes all recoveries from post-disposition monies received on previously charged-off contracts including any proceeds from the liquidation of the related vehicle after the related charge-off. Also includes recoveries for dealer reserve charge-offs and dealer reserve chargebacks.
(7) Annualized = [Result] Divide By [Number of Periods] Multiply By [12]
(8) Beginning in February 2010, Toyota Motor Credit Corporation changed its charge-off policy from 150 days past due to 120 days past due.
(9) Due to CECL implementation effective 4/1/2020, interest receivable is no longer under Finance Receivable.
(10) Manually adjusted Oct Repo inventory due to a system issue which resulted in 6623 accounts being incorrectly placed in repo status. To correct this error, the accounts were reinstated in Oct.

Source: Company Reports

TOYOTA FINANCIAL SERVICES 39

ABS Deal Comparison

Original Summary Characteristics by Prior Securitization:	TAOT 2019-A	TAOT 2019-B	TAOT 2019-C	TAOT 2019-D	TAOT 2020-A	TAOT 2020-B	TAOT 2020-C	TAOT 2020-D	TAOT 2021-A
Number of Pool Assets	101,380	102,324	72,045	99,197	97,464	67,524	86,264	87,460	89,958
Original Pool Balance	$1,930,929,363.46	$1,907,216,811.97	$1,344,769,909.63	$1,872,859,970.50	$1,855,904,868.20	$1,275,392,995.27	$1,659,837,859.33	$1,652,997,849.97	$1,822,777,183.00
Average Principal Balance	$19,046.45	$18,639.00	$18,665.69	$18,880.21	$19,041.95	$18,888.00	$19,241.37	$18,900.04	$20,263.00
Weighted Average Interest Rate	2.32%	2.56%	2.74%	2.98%	3.20%	3.26%	3.43%	3.46%	3.06%
Weighted Average Original Term	66	66	66	66	66	66	66	66	65
Weighted Average Remaining Term	51	50	50	50	50	49	50	50	51
Weighted Average FICO	762	761	762	766	766	767	769	769	769
Minimum FICO	620	620	620	620	620	620	620	620	620
Maximum FICO	900	900	900	900	900	900	900	900	900
Geographic Distribution of Receivables representing the 5 states with the greatest aggregate original principal balance:									
State 1	CA - 23.9%	CA - 24.7%	CA – 24.8%	CA – 25.0%	CA – 24.7%	CA – 24.2%	CA – 23.8%	CA – 23.3%	CA – 23.7%
State 2	TX - 15.3%	TX - 14.6%	TX – 14.8%	TX – 14.9%	TX – 15.02%	TX – 14.8%	TX – 14.2%	TX – 13.9%	TX – 12.5%
State 3	IL - 4.6%	IL - 4.7%	IL – 4.8%	IL – 4.9%	IL – 4.8%	IL – 4.7%	PA – 5.0%	IL – 4.5%	IL – 4.7%
State 4	PA - 4.0%	PA - 4.0%	PA – 4.0%	PA – 3.9%	PA – 4.0%	PA – 4.1%	IL – 4.7%	PA – 4.1%	PA – 4.4%
State 5	VA - 3.8%	VA - 3.7%	VA – 3.6%	VA – 3.5%	VA – 3.78%	NJ – 3.7%	VA – 3.8%	VA – 3.9%	VA – 3.8%
Distribution of Receivables by Contract Rate: (1)									
Less than 2.0%	57.41%	52.99%	50.71%	47.41%	43.69%	42.68%	38.24%	36.96%	45.00%
2.0% - 3.99%	24.22%	25.69%	24.81%	24.73%	25.54%	25.74%	27.72%	28.73%	24.94%
4.0% - 5.99%	11.70%	13.35%	15.33%	17.46%	19.11%	20.33%	22.47%	22.83%	19.64%
6.0% - 7.99%	3.84%	4.67%	5.74%	6.41%	7.05%	6.95%	7.16%	7.14%	6.37%
8.0% - 9.99%	1.67%	1.88%	1.93%	2.21%	2.50%	2.29%	2.36%	2.33%	2.10%
10.0% - 11.99%	0.77%	0.96%	0.99%	1.09%	1.27%	1.20%	1.21%	1.16%	1.17%
12.0% - 13.99%	0.30%	0.32%	0.36%	0.51%	0.57%	0.57%	0.60%	0.61%	0.53%
14.0% - 15.99%	0.05%	0.11%	0.12%	0.13%	0.21%	0.18%	0.20%	0.18%	0.18%
16.0% and greater	0.01%	0.02%	0.03%	0.00%	0.07%	0.06%	0.05%	0.06%	0.07%
Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
Distribution of Receivables by Vehicle Type: (1)									
Passenger Cars	40.19%	39.10%	37.82%	36.27%	34.99%	33.99%	32.60%	31.67%	30.27%
Minivans	5.79%	5.55%	5.31%	5.40%	5.20%	4.83%	4.26%	4.22%	3.04%
Light Duty Trucks	16.00%	16.57%	17.29%	18.05%	18.28%	17.87%	17.63%	17.08%	16.81%
SUVs	38.03%	38.78%	39.58%	40.28%	41.53%	43.31%	45.50%	47.03%	49.87%
Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	99.99%	100.00%	100.00%
Distribution of Receivables by Make: (1)									
Toyota and Scion	89.45%	89.02%	87.87%	86.99%					
Lexus	10.55%	10.98%	12.13%	13.01%	87.24%	87.18%	87.06%	85.87%	83.91%
Total	100.00%	100.00%	100.00%	100.00%	12.76%	12.82%	12.94%	14.13%	16.09%
Share of Original Assets:									
Percentage with Original Scheduled Payments > 60 months	55.51%	55.07%	55.30%	54.33%	54.29%	54.52%	57.35%	56.23%	49.18%
Percentage of Used Vehicles	17.64%	18.24%	18.97%	20.34%	19.94%	20.86%	21.38%	23.33%	26.33%

(1) Percentages may not add to 100.00% due to rounding
Source: Company Reports

TOYOTA FINANCIAL SERVICES 40